Promissory and Convertible Notes	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
Promissory and Convertible Notes

Note 8 – Promissory and Convertible Notes

In February 2024 and in conjunction with the acquisition of Fat Shark and Rotor Riot, as discussed in Note 3, the Company issued a promissory note (“Note”) with Red Cat Holdings, Inc. (“Red Cat”) for $2.0 million. In July 2024, the Company finalized its working capital adjustment with Red Cat which increased the overall purchase price by an additional $2.0 million. In accordance with ASC 470, Debt, the additional $2.0 million was treated as a modification that was not treated as a debt extinguishment and expenses related to the debt were expensed as incurred. The additional $2.0 million was added to the existing Note and was reflected as an adjustment to the opening purchase price and was included in the opening balance sheet as of February 16, 2024 as an increase to goodwill and intangible assets. Accordingly, the Note was amended to increase the principal amount of the Note to $4.0 million.

Subsequently and in July 2024, in conjunction with a private sale of Red Cat’s common stock and its promissory note to two accredited investors (“Investors”), the Company issued new notes to the Investors (the “July Notes”) and cancelled the original Note. The July Notes contained 8% per annum interest. In addition, the maturity date of the July Notes was extended to November 30, 2025, subject to certain conditions.

On August 21, 2024, the Company entered into two exchange agreements with the Investors, under which the Investors exchanged their respective 8% July Notes for new 4% Convertible Notes (the “August Notes”). Pursuant to the exchange agreements, the Investors exchanged the $4,000,000 of July Notes for an aggregate of (i) $3,000,000 for the August Notes, (ii) 210 shares of Series C preferred stock, which converts into 630,000 shares of the Company’s common stock, and (iii) 630,000 warrants with a five-year term and an exercise price of $1.99 per share, subject to certain adjustments. The July Notes were cancelled as a part of the exchange agreement. In accordance with ASC 470, since the August Notes were considered a greater than 10% change from the July Notes and a substantive conversion option was added to the August Notes, this exchange was treated as a debt extinguishment.

The August Notes bear interest at 4% annually with interest payable monthly and the principal due on November 30, 2025. The August Notes are convertible into common stock at a fixed $1.99 per share, except in the Event of Default as defined in the August Notes, which the conversion price for an Event of Default Conversion is calculated at a 10% discount of the average three-day volume-weighted average price prior to the conversion date. The Company recognized a loss on debt extinguishment of $685,151 during the three and nine months ended September 30, 2024 related to the August Notes. The loss on extinguishment related to the August Notes include $315,303 fair value related to the warrant liability issued, $347,947 fair value related to the optional conversion feature derivative liability of the remaining principal balance, and $21,901 cash fees paid for legal costs related to the August Notes. The Company used the binomial option pricing method for calculating the derivative fair value related to the warrants and optional conversion feature (see Note 9 – Derivative Liabilities).

Total interest expense for the nine months ended September 30, 2024 was $101,619 The Company had accrued interest of $5,004 as of September 30, 2024 related to the August Notes.